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EXHIBIT 32.1

                          ONE VOICE TECHNOLOGIES, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of One Voice Technologies, Inc. (the Company) on Amendment No. 1 to Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dean Weber, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to One Voice Technologies, Inc. and will be retained by One Voice Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                               Dated: September 3, 2004


                                               /S/ DEAN WEBER
                                               ------------------------------
                                               NAME: DEAN WEBER
                                               TITLE: CHIEF EXECUTIVE OFFICER